UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 11, 2019

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Crexendo, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-32277	87-0591719
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

1615 S. 52nd Street, Tempe, AZ 85281
(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500
(Registrant’s Telephone Number, Including Area Code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 5, 2019, Crexendo, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting was September 20, 2019. At the close of business on that date, the Company had 14,711,474 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, five proposals were submitted to the Company’s stockholders. The first four proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission. The fifth proposal was made at the meeting. The final voting results were as follows:

Proposal 1 - Election of Directors

The Company’s stockholders elected the following Class II directors to serve for a term expiring at the 2023 Annual Meeting. The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained
Mr. Bash	11,462,205.61	14,380	0

Dr. Puri	11,466,635.61	9,950	0

Proposal 2 - Advisory Approval of the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved the advisory resolution approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained
11,479,987.61	15,688	28,410

Proposal 3 – Advisory Approval of the Frequency of Advisory Approval of the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved a resolution that the advisory vote on “say on pay” should be held every three years. The voting results are set forth below.

One year	Two years	Three Years	Votes Abstained
5,271,204	1,422	6,223,023.61	28,436

Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained
11,487,510.61	8,157	28,418

Proposal 5 – Approval of Board Resolution to Increase Authorized Shares

The Company’s shareholders approved a resolution passed by the Company’s board of directors to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company to 45,000,000 shares of par value .001 per share, of which 40,000,000 shares shall be designated as common shares and 5,000,000 shares designated as preferred shares.

Votes For	Votes Against	Votes Abstained
10,327,508.00	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crexendo, Inc.

Date: November 11, 2019	By:	/s/ Ronald Vincent
Ronald Vincent
Chief Financial Officer